Exhibit 99.1

Exhibit 99.1

Tandus

CSFB Leveraged Finance Building Products Investor Conference

October 27, 2004

Tandus Group 2004

Cautionary Statement Regarding Forward-Looking Statements

The Company has made in this presentation and from time to time will make written and oral forward-looking statements. Written forward–looking statements may appear in documents filed with the Securities and Exchange Commission, in press releases and in reports to shareholders. The Private Securities Litigation Reform Act of 1995 contains a safe harbor for forward-looking statements. The Company relies on this safe harbor in making such disclosures. All statements contained in this press release as to future expectations and financial results including, but not limited to, statements containing the words “plans,” “believes,” “ intends,” “anticipates,” “expects,” “projects,” “should,” “will,” and similar expressions, should be considered forward-looking statements subject to the safe harbor. The forward-looking statements are based on management’s current beliefs and assumptions about expectations, estimates, strategies and projections for the Company. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes or results may differ materially from what is expressed or forecasted in such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of future information, future events or otherwise. The risks, uncertainties and assumptions regarding forward-looking statements include, but are not limited to, product demand and market acceptance risks; product development risks, such as delays or difficulties in developing, producing and marketing new products; the impact of competitive products, pricing and advertising; constraints resulting from the financial condition of the Company, including the degree to which the Company is leveraged; cycles in the construction and renovation of commercial and institutional buildings; failure to retain senior executives and other qualified personnel; unanticipated termination or interruption of the Company’s arrangement with its primary third-party supplier of nylon yarn; debt service requirements and restrictions under credit agreements and indentures; general economic conditions in the United States and in markets outside of the United States served by the Company; government regulations; risks of loss or material customers; environmental matters; and other risks described in the Company’s Securities and Exchange Commission filings.

TANDUS GROUP 2004.

Tandus Group

Mac Bridger Chief Executive Officer

Len Ferro Chief Financial Officer

TANDUS GROUP 2004.

Who is Tandus?

Three Strong Brands

One Strong Company

TANDUS GROUP 2004.

1997 LBO of Collins and Aikman Corporation’s floor coverings business.

Manufacturer of high performance ER3 modular tile and Powerbond 6’ roll goods.

Pioneered the industry’s first and only closed loop (carpet-into-carpet) recycling program – ER3. Introduced RS, the industry’s first glue-free installation system.

Created Source One, the industry’s first client-focused turnkey project management solution

TANDUS GROUP 2004.

Created the first broadloom carpet on a power loom in 1850 in Halifax, England.

Established the Truro, Nova Scotia facility in 1964. Leading brand in Canada, crafting woven and tufted broadloom.

Acquired by Tandus in 1999.

Recognized for quality, design, and customer service.

Product excellence – Award-winning design:

– DuPont Innovation Award.

– NeoCon.

– IIDEX.

1st Canadian carpet mill to be registered ISO 9002.

TANDUS GROUP 2004.

Founded in 1988 in Santa Ana, California. Leading supplier of high-end commercial broadloom carpet.

Acquired by Tandus in 1999. Award-winning broadloom carpet:

- Best of NeoCon Awards

- IIDA Best of Product Awards

- DuPont design awards

Recognized as the first major industrial user of reclaimed water in California

TANDUS GROUP 2004.

Evolution of the Tandus Selling Strategy



Traditional Business Model
customer
broadloom-high
tile/6
reclamation
project management
installation
maintenance
woven
broadloom - mainstreet
domestic / international
Tandus Business Model
customer
Tandus
broadloom-high
tile/6
reclamation
installation
project management
woven
maintenance
broadloom - mainstreet
domestic / international

Tandus Selling Strategy

CUSTOMER

TANDUS GROUP 2004.

Tandus Selling Organization

Tandus

Tandus Design

Tandus Corporate/ Retail

Tandus Specialized Markets

Tandus Canada

All markets

All brands

Design focus

All brands

Education, healthcare, government

All brands

All markets Annuity focus All brands

TANDUS GROUP 2004.

Comprehensive Offerings

Recognized industry leader in design, quality and performance.

Complete range of tufted & woven broadloom, 6’ structured back roll goods and modular tile.

Vertical manufacturer – Nylon extrusion to finished product.

TANDUS GROUP 2004.

Product Applications



entry/foyer
Geotile
conference rooms Monterey broadloom
executive suites
Crossley Woven
lobby/ reception
Monterey broadloom
cafeteria
C&A roll goods
private offices
Crossley broadloom
corridors C&A Roll Goods
employee fitness center
C&A cushion tile
open plan workstations C&A Tile
computer room (raised floor)
C&A tile

TANDUS GROUP 2004.
Page 12

Global Reach

Manufacturing capabilities in Europe and Asia.

Single point of contact and accountability for multinational corporations.

Expertise in global logistics and processes.

Global product offerings.

TANDUS GROUP 2004.

Global Reach

SALES MANAGEMENT

SALES MANAGEMENT, WAREHOUSE, MANUFACTURING DISTRIBUTION

SALES MANAGEMENT, WAREHOUSE

TANDUS GROUP 2004.

Environmental Leadership

Industry’s only true closed-loop (carpet-into-carpet) reclamation & recycling program.

Federally recognized and award-winning sustainability program.

Industry’s highest recycled content product (certified by independent third-party).

Provides distinct competitive differentiation. Most recent innovation: Ethos

TANDUS GROUP 2004.

Monthly Sales

US$000’s

40,000 35,000 30,000 25,000

20,000 15,000

10,000 5,000 0

February

March

April

May June

July

August September

October

November

December January

FY2004 FY2003

TANDUS GROUP 2004.

Open Orders (Y/Y Growth)

% Growth

40% 30% 20% 10% 0%

27.4% 23.3% 16.4% 13.9% 13.1% 13.3% 5.0% 6.8%

February

March

April

May

June

July

August

September

Month

TANDUS GROUP 2004. Page 17

2003 U.S. Floor Coverings Market

Total Floor Covering Sales—$20.9B

Rubber 0.6%

Laminates 5.8%

Vinyl

8.5%

Ceramic 12.2%

Hardwood 9.5%

Carpet & Rugs 63.4%

Carpet and Rugs constitute the largest part of the U.S. Floor Coverings Industry, representing $13.2B in 2003.

Source: Floor Covering Weekly, July 19/26, 2004

TANDUS GROUP 2004. Page 18

2003 U.S. Carpet Market

Specified Commercial Carpet accounts for $2.45B of the U.S. Floor Coverings Market.

U.S. Carpet Market—$13.23B

Specified Commercial 18.5%

Transportation (OEM) 6.4%

Residential/Area Rugs 75.1%

Source: Floor Covering Weekly, July 19/26, 2004

TANDUS GROUP 2004. Page 19

U.S. Specified Commercial Carpet Segment

Government 8%

Retail 15%

Education 15%

Hospitality 11%

Corporate 37%

Healthcare 14%

($ Millions) 2003%

Corporate 905.6 37.0%

Healthcare 342.7 14.0%

Hospitality 269.2 11.0%

Education 367.1 15.0%

Retail 367.1 15.0%

Government 195.8 8.0%

Total Specified Commercial 2,447.6 100.0%

Source: Floor Coverings Weekly

TANDUS GROUP 2004.

Tandus Revenue Breakdown

2003 Product Mix—$257.2M

30.9%

69.1%

Structured Back Broadloom

July 2004 YTD Product Mix—$164.8M

31.8%

68.2%

Structured Back Broadloom

* North America only

TANDUS GROUP 2004. Page 21

Tandus China

Service Pan-Asia Market:

Fastest growth market in the world.

Suzhou Industrial Park.

1.0 million square meters carpet tile capacity. Begin production in late fourth quarter. Total Investment approximately $5.0 million

Project positive cash flow year 2.

TANDUS GROUP 2004. Page 22

Tandus Europe

Acquired Advanced Carpet Tile, Inc. in 1998.

PVC and bitumen modular tile producer.

Added tufting capability in 2003.

Greater service.

Higher margins.

Strategic importance for global customer base.

Further Expansion in continental Europe.

TANDUS GROUP 2004. Page 23

Extrusion

Controls most important raw material:

Lower cost.

Consistent, better service. Fiber technology development.

Meeting acquisition plan.

Tandus consumption is up over 200% YTD 2004 versus 2003.

Adding outside customers.

TANDUS GROUP 2004. Page 24

Facility Maximization

Consolidating broadloom manufacturing into existing Nova Scotia facility.

Reduce manufacturing overhead and leverage fixed assets.

Transition from Santa Ana will be complete by the end of 1Q05.

Over 60% of Santa Ana’s production is sold in the Northeastern United States.

Expand in-house production and capabilities.

Overall reduction in administrative headcount of 19%.

TANDUS GROUP 2004. Page 25

Project Related Costs

Project costs are expected to be approximately $6.4 million (excluding Capital Expenditures) and include the following components:

Severance/Stay-Bonuses Professional Expenses Plant Preparation Moving and Reinstallation

Enhancements to Truro’s Infrastructure

Crossley has secured the forgiveness of $1.3 million (in US$) of indebtedness that was outstanding to the Canadian government. This debt was originally due February, 2005.

TANDUS GROUP 2004. Page 26

Capital Expenditures

Capital Expenditures for this project will total approximately $2.8 million and be focused in the following production areas:

Finishing Dye House Yarn Mill Winding

Expected payback period is less than two years.

TANDUS GROUP 2004. Page 27

Project Summary

(in Millions)

Capital Expenditures $2 .8

Project Costs 6.4

Gross Project Expenditures 9.2

Forgiveness of Debt (1.3)

Net Project Related Expenditures $7.9

TANDUS GROUP 2004. Page 28

Consolidated Income Statement

Tandus Group US$000’s FYE 2001(1) FYE 2002 FYE 2003(2,3) July YTD 2003 July YTD 2004 B / (W)

Net Sales $322,036 $321,165 $311,057 $165,500 $177,287 $11,787

Gross Profit 115,000 110,145 101,259 57,999 65,304 $7,305

Gross Margin 35.7% 34.3% 32.6% 35.0% 36.8% 62.0%

S,G&A 74,352 72,709 79,586 39,966 42,665 $2,699

S,G&A Margin 23.1% 22.6% 25.6% 24.1% 24.1% 22.9%

Operating Income 40,648 37,436 21,673 18,033 22,639 $4,606

EBIT Margin 12.6% 11.7% 7.0% 10.9% 12.8% 39.1%

Adjusted EBITDA $59,834 $53,820 $40,918 $26,613 $30,211 $3,598

EBITDA Margin 18.6% 16.8% 13.2% 16.1% 17.0% 30.5%

1) 2001 Operating Income excludes an UK impairment charge of $2.2 million. 2) 2003 Operating Income excludes an Extrusion impairment charge of $2.6 million. 3) 2003 EBITDA excludes $1.8 million extraordinary dividend from Chroma.

EBITDA fall-through for 2004 is up 30.4% on incremental sales.

TANDUS GROUP 2004. Page 29

Income Statement By Segment

Tandus Group (US$000’s) FYE 2001 FYE 2002 FYE 2003 July YTD 2003 July YTD 2004 B / (W)

Net Sales

Floorcoverings $322.0 $298.1 $283.0 $149.5 $161.4 $11.9

Extrusion - 23.1 28.1 16.0 15.9 (0.1)

Total Net Sales 322.0 321.2 311.1 165.5 177.3 11.8

Adjusted EBITDA

Floorcoverings 59.8 49.5 35.9 23.9 28.1 4.2

Extrusion - 4.3 5.0 2.7 2.1 (0.6)

Total Adjusted EBITDA $59.8 $53.8 $40.9 $26.6 $30.2 $3.6

EBITDA Margin

Floorcoverings 18.6% 16.6% 12.7% 16.0% 17.4% 1.4%

Extrusion N/A 18.6% 17.8% 17.1% 13.2% -3.9%

Total EBITDA Margin 18.6% 16.8% 13.2% 16.1% 17.0% 1.0%

Note: 2003 EBITDA excludes $1.8 million extraordinary dividend from Chroma.

TANDUS GROUP 2004. Page 30

Margin Trends

45.0%

40.0%

35.0%

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04

Gross Margin EBITDA Margin

TANDUS GROUP 2004. Page 31

Debt Summary $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $-

FYE01 FYE02 FYE03 07/31/04

Other Debt Sr. Term Debt Sub. Notes

01/26/2002 01/25/2003 01/31/2004 Scheduled Maturities Interest

(US$000’s) FYE2001 FYE2002 FYE2003 07/31/04 2004 2005 Rate

Sr. Term Debt $184,000 $51,000 $31,000 $31,000 $80 $321 L+2.75

Revolver - - - - - - L+3.25

Other Debt 5,734 4,521 3,057 1,424 80 136

Sub. Notes 250 175,250 175,250 175,250 - - 9.75%

Total Debt 189,984 230,771 209,307 207,674 160 457

Cash 6,234 20,907 11,041 10,024 - -

Net Debt $183,750 $209,864 $198,266 $197,650 $160 $457

Note: At July Quarter end, Tandus was in compliance with all Credit Agreement covenants.

TANDUS GROUP 2004. Page 32

Debt Statistics

1/27/01 1/26/02 1/25/03 1/31/04 7/31/04 Sr. Debt FYE00 FYE01 FYE02 FYE03 LTM Covenants

Sr. Debt / EBITDA 3.32x 3.08x 0.95x 0.76x 0.50x 1.85x

Net Sr. Debt / EBITDA 3.23x 2.97x 0.56x 0.49x 0.45x

Total Debt / EBITDA 3.47x 3.18x 4.29x 5.12x 4.41x

Net Debt / EBITDA 3.38x 3.07x 3.90x 4.85x 4.19x

Interest Coverage 3.85x 3.23x 2.48x 2.07x 2.29x 1.85x

Fixed Charge Coverage 1.36x 1.81x 1.55x 1.27x 1.49x 1.00x

Note: Calculations based on LTM adjusted EBITDA.

TANDUS GROUP 2004. Page 33

EBITDA Margin Comparison

FYE 2001 FYE 2002 FYE 2003 Six Mo. YTD04 MRQ 2004

Tandus 18.6% 16.8% 13.2% 17.0% 22.2%

Interface 7.5% 6.8% 5.9% 8.0% 8.2%

Herman Miller 5.7% 9.0% 9.0% N/A 9.7%

Steelcase 7.1% 4.3% 4.0% 6.1% 7.5%

Note: Herman Miller’s Most Recent FYE is 5/29/04.

Tandus Fiscal 2003 excludes special Chroma dividend.

Source: SEC filings, Analyst reports, Company press releases.

TANDUS GROUP 2004. Page 34

Liquidity

Voluntarily prepaid $20.0 million of term debt during fiscal 2003 resulting in 0.76x Senior Leverage at year-end.

Long-term liquidity remains high, revolver remains principally undrawn($50.0 million total, $0.0 drawn currently); used for seasonal working capital build.

TANDUS GROUP 2004. Page 35

2004 Outlook

Expect year-over-year gains in Sales and EBITDA.

Sustained strength in corporate market.

Incremental growth through the Tandus Selling Strategy.

Strong order rate compared to prior year expected to continue through 2004.

Continued focus on cost improvements.

Expect Free Cash Flow of $20 million for FY2004.

TANDUS GROUP 2004. Page 36

The Tandus Advantage

Excellence in servicing global operations

Superior product technologies

Leading design capabilities

Comprehensive product range

Exceptional customer-focused services

Flexible distribution channels

Most progressive environmental and advanced recycling program in the industry

TANDUS GROUP 2004. Page 37

Future Growth Opportunities

International.

Organic Market-Share Growth.

Greater focus on sub-segments (e.g. Higher-Education, Assisted-Living).

TANDUS GROUP 2004. Page 38

CSFB Leveraged Finance Building Products

Conference

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